Exhibit 10.2
Execution Version
REGISTRATION RIGHTS AGREEMENT
          This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated November 18, 2008 (the “Effective Date”), among (a) Superior Well Services, Inc., a Delaware corporation (the “Company”), (b) the Designated Holders named on the signature pages hereto and (c) Diamondback Holdings, LLC (“Diamondback”), solely in its capacity as the “Holder Representative” appointed pursuant to Section 9.16 hereof. Unless otherwise provided in this Agreement, capitalized terms used herein have the respective meanings given to them in Section 1.1 hereof.
          WHEREAS, the Company, Superior Well Services, Ltd., Diamondback and certain affiliates of Diamondback (together with Diamondback, the “Diamondback Parties”) have entered into that certain Asset Purchase Agreement, dated as of September 12, 2008 and amended as of November 18, 2008 (as so amended, the “Asset Purchase Agreement”), pursuant to which the Designated Holders will receive the Second Lien Notes and the Preferred Shares (in each case, as defined below), as partial consideration for the sale of certain assets to the Company by the Diamondback Parties; and
          WHEREAS, in connection with the closing of the transactions contemplated by the Asset Purchase Agreement, the Company has agreed to grant certain registration rights with respect to the Registrable Securities (as defined below) as set forth in this Agreement.
          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
     1.1 Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:
          “Accession Agreement” has the meaning set forth in Section 9.5.
          “Additional Interest” has the meaning set forth in Section 9.17.
          “Affiliate” means with respect to any specified Person, an “affiliate,” as defined in Rule 144 under the Securities Act, of such Person.
          “Agreement” means this Agreement, as the same may be amended, supplemented or modified in accordance with the terms hereof.
          “Approved Underwriter” means an investment banking firm of national reputation to act as the managing underwriter of an offering under Article III.
          “Asset Purchase Agreement” has the meaning set forth in the recitals to this Agreement.

          “Board of Directors” means the Board of Directors of the Company.
          “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.
          “Certificate of Designations” means the Certificate of Designations for the Series A Preferred Stock.
          “Charter Documents” means the Certificate of Incorporation, the Certificate of Designations and the By-laws of the Company, as amended from time to time.
          “Commission” means the United States Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.
          “Common Shares” means the shares of Common Stock that are issued upon conversion of the Preferred Shares.
          “Common Stock” means the Company’s Common Stock, par value $0.01 per share.
          “Company” has the meaning set forth in the preamble to this Agreement.
          “Company Indemnified Party” and “Company Indemnified Parties” have the respective meanings set forth in Section 7.1.
          “Company Underwriter” has the meaning set forth in Section 5.1.
          “Demand Registration” has the meaning set forth in Section 4.1.
          “Designated Holders” means (a) the Diamondback Parties and (b) any transferee of any of them to whom Registrable Securities have been transferred in accordance with Section 9.5 of this Agreement, other than a transferee to whom Registrable Securities have been transferred pursuant to a Registration Statement under the Securities Act or Rule 144 under the Securities Act (or any successor rule thereto), but in each case solely for so long as such holder or transferee continues to be a holder of Registrable Securities.
          “Diamondback” has the meaning set forth in the recitals to this Agreement.
          “Diamondback Parties” has the meaning set forth in the recitals to this Agreement.
          “Effective Date” has the meaning set forth in the preamble to this Agreement.
          “Effectiveness Period” means the period commencing with the Effective Date and ending on the date that there are no longer any Holders of Registrable Securities.

          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.
          “Holder Indemnified Party” or “Holder Indemnified Parties” have the respective meanings set forth in Section 7.2.
          “Holder Representative” has the meaning set forth in Section 9.16(a).
          “Holders’ Counsel” means a single counsel that shall be counsel selected by the Designated Holders holding a majority of the Registrable Securities held by all of the Designated Holders (in the case of the Shelf Registration Statement) or the Designated Holders holding a majority of the Registrable Securities held by all of the Designated Holders offering Registrable Securities in any such Demand Registration or Incidental Registration (in the case of a Demand Registration or Incidental Registration).
          “Holders” means each holder of Registrable Securities, other than a transferee to whom Registrable Securities have been transferred pursuant to a Registration Statement under the Securities Act or Rule 144 under the Securities Act (or any successor rule thereto), but in each case solely for so long as such holder or transferee continues to be a holder of Registrable Securities.
          “Incidental Registration” has the meaning set forth in Section 5.1.
          “Indemnified Party” or “Indemnified Parties” have the respective meanings set forth in Section 7.3.
          “Indemnifying Party” or “Indemnifying Parties” have the respective meanings set forth in Section 7.3.
          “Initiating Holder” or “Initiating Holders” have the respective meanings set forth in Section 4.1.
          “Inspector” or “Inspectors” have the respective meanings set forth in Section 6.1(b).
          “Issuer Free Writing Prospectus” means a “free writing prospectus” as defined in Rule 433 under the Securities Act.
          “Knowledge” means the actual knowledge of any executive officer of the Company.
          “Liability” or “Liabilities” have the respective meanings set forth in Section 7.1.
          “NASD” means the National Association of Securities Dealers, Inc. or any successor entity.
          “Person” means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company,

limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.
          “Preferred Shares” means the 75,000 shares of Series A Preferred Stock, adjusted as provided for in the Certificate of Designations after the date hereof.
          “Records” has the meaning set forth in Section 6.1(i).
          “Registrable Securities” means, subject to Section 2.2 below, the Second Lien Notes, the Preferred Shares and the Common Shares (so long as they are outstanding) and any other securities of the Company or any successor or assign of the Company referred to in clause (iv) of Section 9.1 hereof.
          “Registration Default” has the meaning set forth in Section 9.17.
          “Registration Expenses” has the meaning set forth in Section 6.4.
          “Registration Statement” means a Registration Statement of the Company filed on the appropriate form with the Commission pursuant to the Securities Act, including all amendments and supplements thereto, any post-effective amendments and, in each case, including the prospectus contained therein, all exhibits thereto and materials incorporated therein by reference.
          “Second Lien Notes” means the Company’s increasing rate notes in the original principal amount of $80.0 million issued to the Designated Holders pursuant to the Asset Purchase Agreement.
          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.
          “Series A Preferred Stock” means shares of the Company’s Series A 4% Convertible Preferred Stock issued to the Designated Holders pursuant to the Asset Purchase Agreement.
          “Shelf Effectiveness Period” has the meaning set forth in Section 3.2(a).
          “Shelf Registration Statement” has the meaning set forth in Section 3.1.
          “Subsequent Shelf Registration Statement” has the meaning set forth in Section 3.2(b).
          “Valid Business Reason” has the meaning set forth in Section 3.5.

ARTICLE II
GENERAL; SECURITIES SUBJECT TO THIS AGREEMENT
     2.1 Grant of Rights. The Company hereby grants registration rights to the Holders upon the terms and conditions set forth in this Agreement.
     2.2 Registrable Securities. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities, when (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) they have been distributed to the public pursuant to Rule 144 (or any successor provisions then in effect) under the Securities Act, (iii) they have been sold to any Person to whom the rights under this Agreement are not assigned in accordance with this Agreement or (iv) they are freely tradeable by the holder thereof under applicable securities laws, with no volume limitations pursuant Rule 144, and the Company has delivered certificates for such Registrable Securities to the Holder thereof without any restrictive legend (but only if such Holder has surrendered its certificates containing restrictive legends within 30 days of the Company’s request for such certificates) and the Company shall not have imposed any stop-order or other restriction on the resale thereof; provided, however, that for purposes of Article IV and the definition of “Effectiveness Period” (and only for such purposes), Common Shares, if any, held by Diamondback and its affiliates upon conversion of the Preferred Shares shall remain “Registrable Securities” for five (5) years after the date of such conversion.
     2.3 Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person is the record or beneficial owner of Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the record owner of such Registrable Securities.
ARTICLE III
SHELF REGISTRATION STATEMENT
     3.1 Shelf Registration Statement. As soon as reasonably practicable after the Effective Date, the Company shall file with the Commission a shelf registration statement pursuant to Rule 415 of the Securities Act (the “Shelf Registration Statement”) on Form S-3 (or any successor form thereto), with respect to the resale, from time to time, of all of the Registrable Securities issued or issuable to the Holders.
     3.2 Effective Shelf Registration Statement; Subsequent Shelf Registration Statement.
          (a) The Company shall use its reasonable best efforts to cause the Shelf Registration Statement to become effective as promptly as practicable (but in any event not later than one hundred twenty (120) days after the Effective Date), and shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective under the Securities Act, subject to the provisions of Section 3.5 and Section 6.3, until the later of (i) the date on which all Registrable Securities have been sold, (ii) the date on which the Commission requires that the Shelf Registration Statement be taken down or (iii) the date on which there are no longer any Registrable Securities (the “Shelf Effectiveness Period”). Notwithstanding the foregoing, the Company shall have the right, in its sole discretion, to keep the Shelf Registration Statement effective for such longer period as it deems appropriate. The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Effectiveness Period if it voluntarily takes any action that would result in the Holders of Registrable Securities covered thereby not being able to offer and sell such Registrable Securities pursuant to such effective Shelf Registration Statement during the Shelf Effectiveness Period, unless such action is required by applicable law or such action is allowed pursuant to Section 3.5.
          (b) In the event that the Shelf Registration Statement is terminated, withdrawn or otherwise unavailable for the sale of any then remaining Registrable Securities as contemplated herein, the Company shall, as soon as reasonably practicable, and in any event not later than thirty (30) days after the date on which the Shelf Registration Statement is no longer effective, file with the Commission a subsequent shelf registration statement pursuant to Rule 415 of the Securities Act (such Registration Statement, and any other subsequent Registration Statement required to be filed pursuant to this Section 3.2, a “Subsequent Shelf Registration Statement”) on Form S-3 (or any successor form thereto), with respect to the resale, from time to time, of all of the remaining Registrable Securities issued or issuable to the Holders and shall use its reasonable best efforts to keep such Subsequent Shelf Registration Statement effective on the terms and subject to the conditions set forth in this Section 3.2. The Company shall be obligated to file additional Subsequent Shelf Registration Statements, in each case on the terms and subject to the conditions set forth in this Section 3.2, in the event that any Subsequent Shelf Registration Statement is terminated, withdrawn or otherwise unavailable for the sale of any then remaining Registrable Securities as contemplated herein.
     3.3 Expenses. The Company shall pay all Registration Expenses in connection with a Shelf Registration Statement and any Subsequent Shelf Registration Statement, whether or not such Shelf Registration Statement or Subsequent Shelf Registration Statement becomes effective.
     3.4 Selection of Underwriters. At the election of a Designated Holder or Designated Holders who individually or collectively (as applicable) hold more than 50% of all outstanding Common Shares that are Registrable Securities at such time, any distribution of Common Shares that are Registrable Securities under the Shelf Registration Statement may be in the form of an underwritten offering. The Designated Holders engaging in any such underwritten offering holding a majority of the Common Shares that are Registrable Securities subject to the underwritten offering shall select and obtain an Approved Underwriter; provided, however, that the Approved Underwriter shall, in any case, also be approved by the Company (which approval shall not be unreasonably delayed or withheld).
     3.5 Delay Rights. Notwithstanding anything to the contrary set forth herein, the Company shall have the right to postpone the filing of a Shelf Registration Statement (or any Subsequent Shelf Registration Statement, as applicable) and to suspend the use of any such Shelf Registration Statement (or any Subsequent Shelf Registration Statement, as applicable) for a reasonable period of time (not exceeding sixty (60) days) if the Company furnishes to the Designated Holders a certificate signed by the Chairman of the Board or the President of the Company stating that the Company has determined in good faith that filing such Shelf Registration Statement (or any Subsequent Shelf Registration Statement, as applicable) or the use of such Shelf Registration Statement (or any Subsequent Shelf Registration Statement, as applicable), as the case may be, at such time would materially adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require the Company to make public disclosure of information, the public disclosure of which would have a material adverse effect on the Company (a “Valid Business Reason”). The Company shall give written notice of its determination to postpone or suspend the use of a Shelf Registration Statement (or any Subsequent Shelf Registration Statement, as applicable) and of the fact that the Valid Business Reason for such postponement or suspension no longer exists, in each case, promptly after the occurrence thereof. Notwithstanding anything to the contrary contained herein, the Company may not postpone or withdraw a filing or otherwise suspend the use of a Shelf Registration Statement (or any Subsequent Shelf Registration Statement, as applicable) due to a Valid Business Reason under this Section 3.5 more than two (2) times in any twelve (12) month period.
     3.6 Restrictions on Public Sale by Holders of Registrable Securities. Each Holder who is included in the Shelf Registration Statement agrees not to effect any public sale or distribution of the Registrable Securities during the 30 calendar day period beginning on the date of a prospectus supplement filed with the Commission with respect to the pricing of an underwritten offering by the Company, or other prospectus (including any Free Writing Prospectus) containing the terms of the pricing of such underwritten offering; provided, however, that (a) the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on the officers or directors or any other stockholder of the Company on whom a restriction is imposed, (b) the managing underwriter(s) shall have made such request to each Holder in writing with reasonable prior notice, (c) the period for which the Company is required to keep such registration continuously effective shall be increased by a period equal to such holdback period and (d) the restriction shall only apply to the class of security covered by such underwritten offering.
ARTICLE IV
DEMAND REGISTRATION
     4.1 Request for Demand Registration. Subject to Section 4.2, at any time commencing after the Effective Date, Diamondback, its successors or permitted assigns (an “Initiating Holder”) may request in writing that the Company register, and the Company shall use its reasonable best efforts to register, under the Securities Act (other than pursuant to a Registration Statement on Form S-4 or S-8 or any successor thereto) (a “Demand Registration”), the number of Common Shares that are Registrable Securities stated in such request. The Initiating Holders will not be entitled to require the Company to effect more than a total of three (3) Demand Registrations. The request for a Demand Registration by the Initiating Holders shall state the intended method of disposition thereof.

     4.2 Minimum Number of Registrable Securities. Notwithstanding the provisions of Section 4.1, the Company may elect not to effect a Demand Registration if the amount of the estimated offering price of the Common Shares that are Registrable Securities stated in the Demand Registration is less than $20.0 million.
     4.3 Incidental or “Piggy-Back” Rights with Respect to a Demand Registration. Each of the Designated Holders (other than the Initiating Holders) may offer its or his Common Shares that are Registrable Securities under a Demand Registration pursuant to this Section 4.3. Within ten (10) Business Days after the receipt of a request for a Demand Registration from an Initiating Holder, the Company shall (i) give written notice thereof to all of the Designated Holders (other than the Initiating Holders) (provided, that each of such Designated Holders shall keep all information relating to such Demand Registration in confidence and shall not make use of, disseminate or in any way disclose any such information except to its officers, directors, employees, consultants or advisors who agree in writing to keep all such information in confidence and not to make use of, disseminate or in any way disclose any such information) and (ii) include in such registration all of the Common Shares that are Registrable Securities held by such Designated Holders from whom the Company has received a written request for inclusion therein within ten (10) Business Days of the receipt by such Designated Holders of such written notice referred to in clause (i) above. Each such request by such Designated Holders shall specify the number of Common Shares that are Registrable Securities proposed to be registered. The failure of any such Designated Holder to respond within such 10-Business Day period referred to in clause (ii) above shall be deemed to be a waiver of such Designated Holder’s rights under this Article IV with respect to such Demand Registration. Any such Designated Holder may waive its rights under this Article IV prior to the expiration of such 10-Business Day period by giving written notice to the Company, with a copy to the Initiating Holders.
     4.4 Effective Demand Registration. The Company shall use its reasonable best efforts to cause any such Demand Registration to become effective as promptly as practicable, but in any event not later than one hundred and twenty (120) days after it receives a request under Section 4.1 hereof. A registration shall not constitute a Demand Registration until it has become effective and remains continuously effective for the lesser of (i) the period during which all Common Shares that are Registrable Securities registered in the Demand Registration are sold or otherwise disposed of and (ii) one hundred eighty (180) days; provided, however, that a registration shall not constitute a Demand Registration if after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Common Shares that are Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Initiating Holders and such interference is not thereafter eliminated.
     4.5 Expenses. The Company shall pay all Registration Expenses in connection with a Demand Registration, whether or not such Demand Registration becomes effective.
     4.6 Delay Rights. Notwithstanding anything to the contrary set forth herein, the Company shall have the right to postpone the filing of a Registration Statement and to suspend the use of any such Registration Statement for a reasonable period of time (not exceeding sixty (60) days) if the Company furnishes to the Designated Holders a certificate signed by the Chairman of the Board or the President of the Company stating a Valid Business Reason. The

Company shall give written notice of its determination to postpone or suspend the use of a Registration Statement and of the fact that the Valid Business Reason for such postponement or suspension no longer exists, in each case, promptly after the occurrence thereof. Notwithstanding anything to the contrary contained herein, the Company may not postpone or withdraw a filing due to a Valid Business Reason under this Section 4.1 more than two (2) times in any twelve (12) month period. In addition, the Company shall not be required to file any Registration Statement pursuant to this Article IV within ninety (90) days after the effective date of any other Registration Statement of the Company if the other Registration Statement was not for the account of the Initiating Holders but the Initiating Holders had the opportunity to include all of the Registrable Securities they requested to include in such registration pursuant to Article V. The request for a Demand Registration by the Initiating Holders shall state the number of Common Shares that are Registrable Securities proposed to be sold and the intended method of disposition thereof.
ARTICLE V
INCIDENTAL OR “PIGGY-BACK” REGISTRATION
     5.1 Request for Incidental Registration. At any time commencing after the date hereof, but prior to the day that there are no longer Registrable Securities, if the Company proposes to file a Registration Statement with respect to an offering of Common Stock, Series A Preferred Stock or Second Lien Notes by the Company for its own account (other than a Registration Statement on Form S-4 or S-8 or any successor thereto), then the Company shall give written notice of such proposed filing to each of the Designated Holders at least twenty (20) days before the anticipated filing date, and such notice shall describe the proposed registration and distribution and offer such Designated Holders the opportunity to register the number or amount of Registrable Securities of the same class to be registered by the Company as each such Designated Holder may request (an “Incidental Registration”); provided, that each Designated Holder shall keep all information relating to such offering in confidence and shall not make use of, disseminate or in any way disclose any such information. The Company, subject to the remaining provisions of this Section 5.1, shall use its reasonable best efforts (within twenty (20) days of the notice by the Designated Holders provided for below in this sentence) to cause the managing underwriter or underwriters in the case of a proposed underwritten offering (the “Company Underwriter”) to permit each of the Designated Holders that have requested the Company in writing within ten (10) Business Days of the giving of the notice by the Company to participate in the Incidental Registration to include its, his or her applicable Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein. In connection with any Incidental Registration under this Section 5.1 involving an underwritten offering, the Company shall not be required to include any applicable Registrable Securities in such underwritten offering unless the Designated Holders thereof accept the terms of the underwritten offering as agreed upon between the Company and the Company Underwriter. If the Company Underwriter advises the Company and the Designated Holders in writing that in its opinion the number or amount, as applicable, of applicable Registrable Securities proposed to be sold in any registration under this Article V and any other securities of the Company requested or proposed to be included in such registration exceeds the number that can be sold in such registration without (A) creating a substantial risk that the proceeds or price per share that will be derived from such registration will be materially reduced or that the number or amount, as applicable, of applicable Registrable Securities to be registered is too large a number to be reasonably sold, or (B) materially and adversely affecting such registration in any other respect, then the Company shall be required to include in such Incidental Registration, the aggregate number or amount, as applicable, of applicable Registrable Securities that the Company Underwriter believes may be sold without creating such substantial risk or causing such material adverse effect on the following basis: first, all of the securities to be offered for the account of the Company, second, all of the registrable securities (if any) requested to be included in such registration by any stockholders of the Company (other than the Designated Holders) that, pursuant to any contractual right existing as of the Effective Date granted by the Company, have the right to request such registrable securities to be included in such registration, and third, the applicable Registrable Securities requested to be included in such registration by the Designated Holders pursuant to this Article V; provided, that the Company shall not be obligated to include applicable Registrable Securities in any such Registration Statement to the extent such inclusion would violate the provisions of any contractual right existing as of the Effective Date by the Company to any other Person.
     5.2 Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under Section 5.1 prior to the effectiveness of such registration whether or not any Designated Holder has elected to include applicable Registrable Securities in such registration.
     5.3 Expenses. The Company shall bear all Registration Expenses in connection with any Incidental Registration pursuant to this Article V, whether or not such Incidental Registration becomes effective.
ARTICLE VI
REGISTRATION PROCEDURES
     6.1 Obligations of the Company. Whenever the Company has an obligation to register Registrable Securities pursuant to Article III, Article IV or Article V of this Agreement, the Company shall cause each applicable Registration Statement to be filed with the Commission within the time period specified in Article III, V or V, as applicable, and use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable (in each case within the time period specified in Article III, IV or V, as applicable) and in connection with any such request, the Company shall, as expeditiously as possible:
          (a) prepare and file with the Commission within the time period specified in Article III, V or V, as applicable, a Registration Statement on any form for which the Company then qualifies (except in the case of any Shelf Registration Statement, which shall be on Form S-3 (or any successor form thereto)) or that counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, use all reasonable best efforts to cause such Registration Statement to become effective within the time period specified in Article III, IV or V, as applicable and use all reasonable best efforts to cause such Registration Statement to remain continuously effective for the time period specified in Article III, IV or V, as applicable;

          (b) before filing a Registration Statement or prospectus or any amendments or supplements thereto, the Company shall provide Holders’ Counsel with an adequate and appropriate opportunity to review and comment on such Registration Statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the Commission, subject to such documents being under the Company’s control, and (y) the Company shall notify the Holders’ Counsel and each seller of Registrable Securities of any stop order issued or threatened by the Commission and use all reasonable efforts to prevent the entry of such stop order or to promptly remove it if entered;
          (c) provide any Holder or underwriter participating in the registration and any attorney, accountant or other representative or agent retained by any such Holder or underwriter (each an “Inspector” and, collectively, the “Inspectors”) the opportunity to participate (including without limitation reviewing and commenting on the relevant filing materials and attending all related meetings) in the preparation of such Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;
          (d) (i) prepare and file with the Commission such amendments and supplements (including post-effective amendments) to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective for the period specified in such Article, or if not so specified, the lesser of (x) one hundred eighty (180) days and (y) such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold thereunder and shall comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement, (ii) if applicable, file any Registration Statements pursuant to Rule 462(b) under the Securities Act, (iii) cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed under Rule 424 (or any similar provisions then in force) promulgated under the Securities Act, (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such periods in accordance with the intended methods of disposition by the sellers thereof set forth in the Registration Statement as so amended or in such prospectus and (v) if requested by the Initiating Holders, request acceleration of effectiveness of the Registration Statement from the Commission and any post-effective amendments thereto (provided that at the time of such request the Company does not in good faith believe that it is necessary to amend further the Registration Statement in order to comply with the provisions of this paragraph;
          (e) furnish, as promptly as practicable, to each seller of Registrable Securities and each Inspector, prior to filing a Registration Statement and any supplement or amendment, at least one copy of such Registration Statement or any supplement or amendment as is proposed to be filed, and thereafter such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus) and any prospectus filed under Rule 424 under the Securities Act as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (f) register or qualify (or obtain an exemption from registration or qualification of) such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any seller of Registrable Securities may reasonably request, and continue such registration or qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such seller reasonably requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6.1(f), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;
          (g) notify each seller of Registrable Securities: (i) when a prospectus, any prospectus supplement, a Registration Statement or a post-effective amendment to a Registration Statement has been filed with the Commission, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) when the Commission notifies the Company whether there will be a “review” of such Registration Statement; (iii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related prospectus or for additional information; (iv) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose (and, in the case of any initiation of a proceeding or any threat described in clauses (iv) or (v) of this paragraph, the Company will use its reasonable best efforts to prevent the issuance or obtain the withdrawal, as applicable, of any such stop order or notification); (vi) of the existence of any fact or happening of any event of that the Company has Knowledge which makes any statement of a material fact in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which would require the making of any changes in the Registration Statement or prospectus in order that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of such prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vii) determination by counsel of the Company that a post-effective amendment to a Registration Statement is advisable;
          (h) upon the occurrence of any event contemplated by Section 6.1(g)(v), as promptly as practicable (and in any event not later than ten (10) days following notice of such event), prepare a supplement or amendment to such Registration Statement or related prospectus and furnish to each seller of Registrable Securities a reasonable number of copies of such supplement to or amendment of such Registration Statement or prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, in the case of the

Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of such prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
          (i) enter into and perform customary agreements (including an underwriting agreement in customary form with the Approved Underwriter or Company Underwriter, if any, selected as provided in Articles III or V, as the case may be) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including causing its officers to participate in no more than a total of three (3) “road shows” related to underwritten offerings pursuant to this Agreement and other information meetings organized by the Approved Underwriter or Company Underwriter, if applicable;
          (j) make available at reasonable times for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition of such Registrable Securities pursuant to a Registration Statement, Holders’ Counsel and any Inspector, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s and its subsidiaries’ officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Notwithstanding the foregoing, Records and other information that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors or used for any purpose other than as necessary or appropriate for the purpose of such inspection (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (x) the disclosure of such Records is necessary, in the Company’s judgment, to avoid or correct a misstatement or omission in the Registration Statement, (y) the release of such Records is required by applicable law or ordered pursuant to a subpoena or other order from a court of competent jurisdiction after exhaustion of all appeals therefrom (the expense of any such appeals to be borne by the Company) or (z) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, unless prohibited by applicable law or a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;
          (k) if such sale is pursuant to an underwritten offering, obtain “comfort” letters dated the effective date of the Registration Statement and the date of the closing under the underwriting agreement from the Company’s independent public accountants in customary form reasonably acceptable to the participating Designated Holders and covering such matters of the type customarily covered by “comfort” letters as Holders’ Counsel or the managing underwriter reasonably requests;

          (l) furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the Registration Statement with respect to such securities becomes effective, an opinion and negative assurance letter, in a form reasonably acceptable to the participating Designated Holders, each dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion and letter is being given as the underwriters, if any, and such seller may reasonably request and are customarily included in such opinions and letters;
          (m) comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable but no later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;
          (n) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and a CUSIP number for all such Registrable Securities, in each case no later than the effective date of the relevant registration;
          (o) cause all Common Shares that are Registrable Securities to be listed on the Nasdaq Global Select Market and such other securities exchange or automated quotation system on which similar securities issued by the Company are then listed or traded;
          (p) keep Holders’ Counsel advised in writing as to the initiation and progress of any registration under Article III, Article IV or Article V hereunder; provided, that the Company shall promptly provide Holders’ Counsel with all correspondence with the Commission in connection with any Registration Statement filed hereunder to the extent that such Registration Statement has not been declared effective on or prior to the date required hereunder;
          (q) provide reasonable cooperation to each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;
          (r) cause the indenture relating to the Second Lien Notes to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner and containing such changes, if any, as shall be necessary for such qualification, and in the event that such qualification would require the appointment of a new trustee under such indenture, appoint a new trustee thereunder pursuant to the applicable provisions of such indenture; and
          (s) take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.
     6.2 Seller Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish, and such seller shall furnish,

to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing. The furnishing of such information shall be a condition to the inclusion of the seller’s shares in such registration.
     6.3 Notice to Discontinue. Each Holder whose Registrable Securities are covered by a Registration Statement filed pursuant to this Agreement agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6.1(g)(v), such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 6.1(h) or until it is advised in writing by the Company that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings that are incorporated by reference into the prospectus, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 6.1(d)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6.1(g)(v) to and including the date when sellers of such Registrable Securities under such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by, and meeting the requirements of, Section 6.1(h).
     6.4 Registration Expenses. The Company shall pay all expenses arising from or incident to its performance of, or compliance with, this Agreement, including, without limitation, (i) Commission, Nasdaq Global Select Market and other stock exchange and automated quotation system and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or “blue sky” laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with “blue sky” qualifications of the Registrable Securities as may be set forth in any underwriting agreement), (iii) all printing (including printing certificates and printing of prospectuses), messenger, delivery and telephone expenses, (iv) the fees, charges and expenses of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any “cold comfort” letters or any special audits incident to or required by any registration or qualification) and any reasonable legal fees, charges and expenses of Holders’ Counsel, (v) all internal expenses of the Company (including without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company, (vi) expenses of the Company incurred in connection with any road show and (vii) the fees and disbursements of underwriters (excluding discounts and commissions). All of the expenses described in the preceding sentence of this Section 6.4 are referred to herein as “Registration Expenses.” The Holders of Registrable Securities sold pursuant to a Registration Statement shall bear the expense of any broker’s commission or underwriter’s discount or commission relating to registration and sale of such Holders’ Registrable Securities and, except as provided in clause (iv) above, shall bear the fees and expenses of their own counsel.

ARTICLE VII
INDEMNIFICATION; CONTRIBUTION
     7.1 Indemnification by the Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its general or limited partners, members, shareholders, managers, directors, officers, accountants, attorneys, agents, Affiliates and each Person who controls (within the meaning of Section 15 of the Securities Act) any of the foregoing (and the general or limited partners, members, shareholders, managers, directors, officers, accountants, attorneys and agents of such controlling Persons), each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act) such underwriter (each such indemnified Person, a “Company Indemnified Party” and, collectively, the “Company Indemnified Parties”), from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys’ fees, charges, disbursements or expenses incurred by such Company Indemnified Party in connection with any investigation or proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement (each, a “Liability” and collectively, “Liabilities”), as incurred, to which such Company Indemnified Party may become subject under the Securities Act, the Exchange Act, any other federal, state or foreign law or any rule or regulation promulgated thereunder or any common law or otherwise, insofar as such Liabilities (or action or proceeding, whether commenced or threatened, in respect thereof) are resulting from or arising out of or based upon (i) any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary, final or summary prospectus, Issuer Free Writing Prospectus, or notification or application (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or other document incident to any such registration, qualification, or compliance or document incorporated by reference into any of the foregoing, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, or (iii) any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Company Indemnified Party, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such Liability, except insofar as such Liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission contained in such Registration Statement, preliminary prospectus, final prospectus, Issuer Free Writing Prospectus, notification or application or incorporated document in reliance and in conformity with information concerning such Holder furnished to the Company by such Holder in writing specifically for use therein. The indemnity obligation set forth in this Section 7.1 shall remain in full force and effect regardless of any investigation made by or on behalf of any Company Indemnified Party and shall survive the transfer of Registrable Securities by such Company Indemnified Parties. It is agreed that the indemnity agreement contained in this Section 7.1 shall not apply to amounts paid in settlement of any such Liability if such settlement is effected without the consent of the Company (which consent shall not be unreasonably delayed or withheld).

     7.2 Indemnification by Holders. In connection with any Registration Statement in which a Holder is participating pursuant to Article III, Article IV or Article V hereof, each such Holder shall promptly furnish to the Company such information with respect to such Holder as the Company may reasonably request or as may be required by law for use in connection with any such Registration Statement or prospectus. Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, officers, Affiliates, any underwriter retained by the Company and each Person who controls the Company or such underwriter (within the meaning of Section 15 of the Securities Act) (collectively, the “Holder Indemnified Parties”) from and against all Liabilities arising out of or based on any untrue statement of a material fact contained in any such Registration Statement or prospectus, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Holder Indemnified Parties to the same extent as the foregoing indemnity from the Company to the Company Indemnified Parties set forth in Section 7.1 (subject to any exceptions set forth in that indemnity, any proviso to this sentence and applicable law), but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company in writing by such Holder specifically for use in such Registration Statement or preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably delayed or withheld); and provided, further, that the total amount to be indemnified by such Holder pursuant to this Section 7.2 shall be limited to the net proceeds (after deducting the underwriters’ discounts and commissions) received by such Holder from the sale of Registrable Securities in the offering to which the Registration Statement or prospectus relates.
     7.3 Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder (the “Indemnified Party”) agrees to give prompt written notice to the party from which such indemnity is sought (the “Indemnifying Party”) after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any obligation or Liability that it may have to the Indemnified Party hereunder (except to the extent that the Indemnifying Party is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure). If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled, unless in the Indemnified Party’s reasonable judgment a conflict of interest between such Indemnified and Indemnifying Parties may exist in respect of such claim, to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party or (iii) the named parties to any such action (including any impleaded parties) include both the

Indemnifying Party and the Indemnified Party and the Indemnified Party has been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party. In any of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the consent of such Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party and indemnity has been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release, in form and substance reasonably satisfactory to the Indemnified Party, of such Indemnified Party from all liability for claims that are the subject matter of such proceeding.
     7.4 Contribution.
          (a) If the indemnification provided for in this Article VII from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any Liabilities referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions which resulted in such Liabilities, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission; provided, that the total amount to be contributed by a Holder shall be limited to the net proceeds (after deducting the underwriters’ discounts and commissions) received by such Holder from the sale of Registrable Securities in the offering.
          (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 7.4(a). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
          (c) The obligations of the Company and the Holders under this Article VII shall survive the completion of any offering of Registrable Securities pursuant to a Registration Statement filed pursuant to the terms of this Agreement and shall survive the termination of this Agreement.

ARTICLE VIII
COVENANTS
     8.1 Rule 144. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rule 144 under the Securities Act, as such rule may be amended from time to time. The Company covenants that it will take such further action as any Holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rule 144 under the Securities Act), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rules or regulations hereafter adopted by the Commission. The Company will provide a copy of this Agreement to prospective purchasers of Registrable Securities identified to the Company by the Holders upon request. Upon the request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8.1 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.
ARTICLE IX
MISCELLANEOUS
     9.1 Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the Second Lien Notes, (ii) the Preferred Shares, (iii) the Common Shares, and (iv) any and all securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the Second Lien Notes, the Preferred Shares or the Common Shares. The Company shall cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to enter into a new registration rights agreement with the Designated Holders on terms substantially the same as this Agreement as a condition of any such transaction.
     9.2 No Inconsistent Agreements. Except as set forth on Schedule 9.2, the Company represents and warrants that it has not granted to any Person the right to request or require the Company to register any securities issued by the Company, other than the rights granted to the Holders herein.
     9.3 Remedies. The Holders, in addition to being entitled to exercise all rights granted under this Agreement or by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

     9.4 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:
If to the Holder Representative:
Diamondback Holdings, LLC
c/o Wexford Capital LLC
411 West Putnam Avenue
Greenwich, Connecticut
Facsimile: 203-862-7374
Attn: Paul Jacobi
with a copy (which shall not constitute notice) to:
Wexford Capital LLC
411 West Putnam Avenue
Greenwich, Connecticut
Facsimile: 203-862-7312
Attn: Arthur Amron
If to the Designated Holders:
as specified on the signature page hereto
with a copy (which shall not constitute notice) to:
Akin Gump Strauss Hauer & Feld LLP
1700 Pacific Ave., Suite 4100
Dallas, TX 75201
Facsimile: 214-969-4343
Attn: Seth R. Molay, P.C.
If to the Company, to:
1380 Rt. 286 East, Suite #121
Indiana, Pennsylvania 15701
Fax: 724-465-8907
Attn: David E. Wallace, Chief Executive Officer
with a copy (which shall not constitute notice) to:
Brett E. Braden
Vinson & Elkins LLP

2300 First City Tower
1001 Fannin Street
Houston, Texas 77002
Fax: 713-615-5756
          All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.
          Anything to the contrary notwithstanding, any notice or other communication required to be given by the Company to any Designated Holder pursuant to Section 4.3 or Section 5.1 hereof may be given to the Holder Representative (in the manner set forth in this Section 9.4) in lieu of giving such notice or other communication to such Designated Holder, and delivery of any such notice or other communication to the Holder Representative shall be deemed to be effective delivery thereof to the applicable Designated Holder; provided, however, that for purposes of the ten (10) Business Day period referred to in Sections 4.3 and 5.1 hereof, such notice or other communication shall be deemed given based on the time and manner of delivery thereof provided by the Holder Representative to such Designated Holder, which shall be no later than fifteen (15) Business Days after the giving by the Company of the written notice referred to in Section 4.3 or Section 5.1 to the Holder Representative.
     9.5 Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto as hereinafter provided. Subject to the provisions of Section 9.16 hereof, the rights of the Designated Holders contained in this Agreement shall be automatically transferred to any transferee to whom a Designated Holder has transferred its Registrable Securities, provided, that such transferee agrees to become a party to this Agreement and be fully bound by, and subject to, all of the terms and conditions of this Agreement as though an original party hereto pursuant to a written agreement to such effect (an “Accession Agreement”); and, provided, further, that the transfer by Diamondback or any successor Initiating Holder of a Demand Registration Right under Section 4.1 shall not be automatic but, instead, must be specifically provided for in connection with any specific transfer. Each Accession Agreement executed by a transferee of Registrable Securities of a Designated Holder shall set forth the address and facsimile number for such transferee for purposes of delivery of all notices, requests and other communications to be delivered hereunder to such transferee. Each Accession Agreement shall be delivered by the transferee of Registrable Securities of a Designated Holder to the Holder Representative and the Company concurrently with the consummation of the transfer of such Registrable Securities. All of the obligations of the Company hereunder shall survive any such transfer. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Company, on the one hand, and the Designated Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent that it deems such enforcement necessary or advisable to protect its rights or the rights of the Holders hereunder. Except for the Holders or as provided in Article VII, no Person other than the parties hereto and their successors and permitted assigns are intended to be a beneficiary of this Agreement.
     9.6 Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless specifically consented to in writing by (i) the Company and (ii) the Designated Holders holding a majority of the Registrable Securities held by all of the Designated Holders; provided, that if any such amendment, modification, supplement, waiver, consent or departure would adversely affect the rights, preferences or privileges of any Designated Holder disproportionately with respect to the rights, preferences and privileges of the other Designated Holders, such Designated Holder’s consent in writing shall be required.
     9.7 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. The parties hereto confirm that any facsimile copy of another party’s executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.
     9.8 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     9.9 Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof. By its execution and delivery of this Agreement, each of the parties hereto hereby irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in a United States District Court in Delaware.
     9.10 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.
     9.11 Rules of Construction. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.
     9.12 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter contained herein. There are no restrictions, promises, representations, warranties or undertakings with respect to the subject matter contained herein, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.
     9.13 Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.
     9.14 Other Agreements. Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of Registrable Securities or other securities of the Company imposed by, any other agreement including, but not limited to, the Charter Documents and the Asset Purchase Agreement.
     9.15 Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for liabilities or obligations under Section 6.4, Article VII or Section 9.16, all of which shall remain in effect in accordance with their terms.
     9.16 Holder Representative.
          (a) Each Designated Holder hereby irrevocably appoints Diamondback as its representative and agent (together with any successor appointed pursuant to the terms hereof, the “Holder Representative”) to receive all notices and other communications to be given by the Company to such Designated Holder pursuant to Section 4.3 or Section 5.1 hereof. In the event that the Holder Representative receives any notice or other communication referred to in the immediately preceding sentence, the Holder Representative shall give notice thereof to the applicable Designated Holder as soon as reasonably practicable after such receipt. Anything in this Section 9.16 or elsewhere in this Agreement to the contrary notwithstanding, the Holder Representative shall not have any duty or responsibility except those expressly set forth in the immediately two preceding sentences of this Section 9.16(a), nor shall the Holder Representative have or be deemed to have any fiduciary relationship with any Designated Holder or the Company, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Holder Representative.
          (b) In connection with the discharge of its duties as set forth in Section 9.16(a), the Holder Representative shall be entitled to rely on the notice information for any Designated Holder that is set forth on such Designated Holder’s signature page hereto or that is contained in an Accession Agreement delivered to the Holder Representative pursuant to Section 9.5 hereof (as applicable), or any other notice information for such Designated Holder provided to the Holder Representative in compliance with Section 9.4 hereof. The Holder Representative shall not be under any obligation to ascertain or inquire as to the accuracy of any such notice information or the power or authority of any Person providing the Holder Representative with any such notice information, and may rely conclusively upon and shall be fully protected in acting upon such information.
          (c) Neither the Holder Representative nor any of its officers, directors, employees, agents or affiliates shall be liable to any Designated Holder or the Company for any loss, damage, liability or expense that any Designated Holder or the Company may suffer or incur in any way relating to or arising out of the duties or responsibilities of the Holder Representative hereunder, or the performance or non-performance thereof, except to the extent that any such loss, damage, liability or expense results from the applicable Person’s gross negligence, willful misconduct or bad faith, as determined by a non-appealable decision by a court of competent jurisdiction.
          (d) Each of the Designated Holders agrees to indemnify and hold harmless the Holder Representative and its officers, directors, employees, agents and affiliates, pro rata (based on each such Designated Holder’s ownership percentage of the Registrable Securities as of the time indemnification is demanded), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever (including reasonable attorneys’ fees) which may at any time be imposed on, incurred by or asserted against the Holder Representative or any of its officers, directors, employees, agents or affiliates in any way relating to or arising out of the duties or responsibilities of the Holder Representative hereunder, or the performance or non-performance thereof, except to the extent that any thereof result from the applicable Person’s gross negligence, willful misconduct or bad faith, as determined by a non-appealable decision by a court of competent jurisdiction.
          (e) The Holder Representative may be replaced at any time for any reason with a successor selected by the Designated Holders holding a majority of the Registrable Securities held by all of the Designated Holders as of such time. Any successor Holder Representative so selected shall become the Holder Representative hereunder by signing a counterpart signature page to this Agreement. In addition, the Holder Representative may resign from its position as Holder Representative at any time by giving notice of such resignation to the Company and the Designated Holders. Upon any such notice of resignation of the Holder Representative, the Designated Holders holding a majority of the Registrable Securities held by all of the Designated Holders shall appoint a successor Holder Representative. Any resignation of a Holder Representative shall take effect upon the acceptance by a successor Holder Representative appointed as hereinabove provided. After a Holder Representative has been replaced or resigned, the provisions of this Section 9.16 shall continue to inure to its benefit as to any matters relating to the time it was the Holder Representative under this Agreement.
     9.17 Additional Interest. If (i) any Registration Statements required by this Agreement has not been declared effective by the Commission (or become automatically effective) on or prior to the date specified for such effectiveness in this Agreement or (ii) any Registration Statement required by this Agreement is declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose in breach of the terms of this Agreement without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared or automatically becomes effective (each such event referred to in clauses (i) and (ii), a “Registration Default”), the Company hereby agrees that the interest rate borne by the Second Lien Notes and the dividend rate borne by the Preferred Shares shall be increased by 0.25% per annum during the 90-day period immediately following the occurrence of any Registration Default and shall increase by 0.25% per annum at the end of each subsequent 90 day period, but in no event shall such increase exceed 0.75% per annum (any such increase in interest rate or dividend rate, “Additional Interest”). Following the earliest of (x) the cure of all Registration Defaults relating to any particular Registrable Securities and (y) the date on which the affected Registrable Securities cease to be Registrable Securities, the interest rate borne by the Second Lien Notes and the dividend rate borne by the Preferred Shares will, to the extent increased hereunder, be reduced to the original interest rate borne by the Second Lien Notes and the Preferred Shares, respectively, and the accrual of Additional Interest will cease with respect to the Second Lien Notes and the Preferred Shares; provided, however, that if, after any such reduction in interest rate, a different Registration Default occurs, the interest or dividend rate, as the case may be, borne by the relevant Registrable Securities shall again be increased pursuant to the foregoing provisions. All accrued Additional Interest will be paid by the Company on each interest payment date to the applicable Holders in the same manner as interest is paid, with respect to the Second Lien Notes and the applicable dividend date, with respect to the Preferred Shares. Notwithstanding the foregoing, the amount of Additional Interest payable shall not increase because more than one Registration Default has occurred and is pending. All obligations of the Company set forth in this Section 9.17 that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.
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IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

COMPANY: SUPERIOR WELL SERVICES, INC.
By:	/s/ Thomas W. Stoelk
	Name:	Thomas W. Stoelk
	Title:	Vice President & Chief Financial Officer

Signature Page to
Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

HOLDER REPRESENTATIVE: DIAMONDBACK HOLDINGS, LLC
By:	/s/ Paul Jacobi
	Name:	Paul Jacobi
	Title:	Vice President

Signature Page to
Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

DESIGNATED HOLDERS: [ ]

By:
Name:
Title:

Address for Notice:

Facsimile: Attn: [ ].

By:
Name:
Title:
Address for Notice:

Facsimile: Attn:

Signature Page to
Registration Rights Agreement

SCHEDULE 9.2
1.	Registration Rights Agreement dated as of July 28, 2005 by and among the Company and the stockholders signatory thereto.